Federated California Municipal Income Fund
(A Portfolio of Municipal Securities Income Trust)

Class A Shares (Formerly, Class F Shares)
Class B Shares

PROSPECTUS

The shares of Federated California Municipal Income Fund (the "Fund") offered by this prospectus represent interests in a non-diversified portfolio of securities which is one of a series of investment portfolios in Municipal Securities Income Trust (the "Trust"), an open-end management investment company (a mutual fund). The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. The Fund invests primarily in a portfolio of California municipal securities.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN CLASS A SHARES OR CLASS B SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information dated December 1, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or make inquiries about the Fund, contact your financial institution. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 1, 1997


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                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights...........................................................3

General Information............................................................4
   Calling the Fund............................................................4

Investment Information.........................................................4
   Investment Objective........................................................4
   Investment Policies.........................................................4
   California Municipal Securities.............................................6
   Investment Risks............................................................7
   Non-Diversification.........................................................7
   Investment Limitations......................................................7

Expenses of the Fund...........................................................7

Net Asset Value................................................................8

Investing in the Fund..........................................................8
   Purchasing Shares...........................................................9
   Purchasing Shares Through a
      Financial Intermediary...................................................9
   Purchasing Shares by Wire...................................................9
   Purchasing Shares by Check..................................................9
   Systematic Investment Program...............................................9
   Class A Shares..............................................................9
   Class B Shares.............................................................10

Redeeming and Exchanging Shares...............................................10
   Redeeming or Exchanging Shares Through a
      Financial Intermediary..................................................10
   Redeeming or Exchanging Shares by Telephone................................11
   Redeeming or Exchanging Shares by Mail.....................................11
   Requirements for Redemption................................................11
   Requirements for Exchange..................................................11
   Systematic Withdrawal Program..............................................11
   Contingent Deferred Sales Charge...........................................12

Account and Share Information.................................................12
   Confirmations and Account Statements.......................................12
   Dividends and Distributions................................................12
   Accounts with Low Balances.................................................12

Trust Information.............................................................13
   Management of the Trust....................................................13
   Distribution of Shares.....................................................13
   Administration of the Fund.................................................14

Shareholder Information.......................................................15

Tax Information...............................................................15
   Federal Income Tax.........................................................15
   California Income Taxes....................................................16
   State and Local Taxes......................................................16

Performance Information.......................................................16

Addresses........................................................Back Cover Page


--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES
                   CLASS A SHARES (FORMERLY, CLASS F SHARES)
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................    4.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).......     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable).....................................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable).............................     None
Exchange Fee...................................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of projected average net assets)*
Management Fee (after waiver) (1)..............................................................    0.00%
12b-1 Fee (2)..................................................................................    0.00%
Total Other Expenses (after expense reimbursement).............................................    0.75%
  Shareholder Services Fee.............................................................   0.25%
      Total Operating Expenses (3).............................................................    0.75%

(1) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%


(2) The Class A Shares has no present intention of paying or accruing the 12b-1 fee during fiscal year ending August 31, 1998. If the Class A Shares were paying or accruing the 12b-1 fee, Class A Shares would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. "See Trust Information."


(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending August 31, 1998. The total operating expenses were 0.66% for the fiscal year ended August 31, 1997 and would have been 2.63% absent the voluntary waivers of the management fee and portions of the 12b-1 fee and the shareholder services fee and the voluntary reimbursement of certain other operating expenses.

*Total operating expenses are estimated based on average expenses expected to be incurred during the fiscal year ending August 31, 1998. During the course of this period, expenses may be more or less than the average amount shown.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

                              EXAMPLE                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------   -------    --------    --------    --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and
(3) payment of the maximum sales charge.............................     $52        $ 68        $ 85        $134

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE CLASS A SHARES FISCAL YEAR ENDING AUGUST 31, 1998.


--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES
                                 CLASS B SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)..................     None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).......     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds,as applicable (1)...................................................................    5.50%
Redemption Fee (as a percentage of amount redeemed, if applicable).............................     None
Exchange Fee...................................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of projected average net assets)*
Management Fee (after waiver) (2)..............................................................    0.00%
12b-1 Fee......................................................................................    0.75%
Total Other Expenses (after expense reimbursement).............................................    0.75%
  Shareholder Services Fee.............................................................   0.25%
      Total Operating Expenses (3) (4).........................................................    1.50%

(1) The contingent deferred sales charge is 5.50% in the first year declining to 1.00% in the sixth year and 0.00% thereafter. (For more information, see "Contingent Deferred Sales Charge.")

(2) The estimated management fee has been reduced to reflect the anticipated voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(3) Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.

(4) The total operating expenses are estimated to be 2.25% absent the anticipated voluntary waiver of the management fee and the anticipated voluntary reimbursement of certain other operating expenses.

*Total operating expenses are estimated based on average expenses expected to be incurred during the fiscal year ending August 31, 1998. During the course of this period, expenses may be more or less than the average amount shown.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class B Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund" and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

                               EXAMPLE                                  1 YEAR    3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------   ------    --------    --------    --------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, (2) redemption at the end of each time period
and (3) payment of the maximum sales charge..........................    $ 72       $ 92        $106        $158
You would pay the following expenses on the same investment, assuming
no redemption........................................................    $ 15       $ 47        $ 82        $158

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE CLASS B SHARES FISCAL YEAR ENDING AUGUST 31, 1998.


--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS--CLASS A SHARES (FORMERLY CLASS F SHARES)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     YEAR ENDED AUGUST 31,
                                                      ---------------------------------------------------
                                                       1997       1996       1995       1994      1993(A)
                                                      -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.27    $ 10.13    $ 10.01    $ 10.92    $ 10.00
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------
   Net investment income                                 0.55       0.58       0.59       0.59       0.44
---------------------------------------------------
   Net realized and unrealized gain (loss) on
investments                                              0.46       0.14       0.12      (0.91)      0.92
---------------------------------------------------       ---        ---        ---        ---        ---
   Total from investment operations                      1.01       0.72       0.71      (0.32)      1.36
---------------------------------------------------       ---      -----        ---        ---        ---
LESS DISTRIBUTIONS
---------------------------------------------------
   Distributions from net investment income             (0.55)     (0.58)     (0.59)     (0.59)     (0.44)
---------------------------------------------------     -----      -----      -----      -----      -----
NET ASSET VALUE, END OF PERIOD                        $ 10.73    $ 10.27    $ 10.13    $ 10.01    $ 10.92
---------------------------------------------------    ------     ------     ------     ------     ------
TOTAL RETURN(B)                                         10.11%      7.21%      7.48%     (3.04%)    14.08%
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------
   Expenses                                              0.66%      0.60%      0.55%      0.25%      0.25%*
---------------------------------------------------
   Net investment income                                 5.25%      5.61%      6.04%      5.61%      5.58%*
---------------------------------------------------
   Expense waiver/reimbursement(c)                       1.97%      2.38%      2.41%      2.86%      1.98%*
---------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------
   Net assets, end of period (000 omitted)            $22,000    $17,148    $14,400    $15,059    $11,513
---------------------------------------------------
   Portfolio turnover                                      29%        21%        63%        63%         0%
---------------------------------------------------



 *  Computed on an annualized basis.



(a) Reflects operations for the period from December 2, 1992 (date of initial public investment) to August 31, 1993.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


             ------------------------------------------------------
                              GENERAL INFORMATION


The Trust was established as a Massachusetts business trust on August 6, 1990. On November 18, 1997, the Board of Trustees ("Trustees") approved the addition of Class B Shares to the Fund and the conversion of its presently offered Class F Shares to Class A Shares. Class A Shares and Class B Shares of the Fund ("Shares") are designed for customers of financial institutions such as broker/dealers, banks, fiduciaries, and investment advisers as a convenient means of accumulating an interest in a professionally managed, non-diversified portfolio of California municipal securities. The Fund is not likely to be a suitable investment for non-California taxpayers or retirement plans since California municipal securities are not likely to produce competitive after-tax yields for such persons and entities when compared to other investments.


The Fund's current net asset value and offering price may be found in the mutual funds section of local newspapers under "Federated" and the appropriate class designation listing.

CALLING THE FUND

Call the Fund at 1-800-341-7400.

             ------------------------------------------------------
                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. Interest income of the Fund that is exempt from the income taxes described above retains its exempt status when distributed to the Fund's shareholders. Income distributed by the Fund may not necessarily be exempt from state or municipal taxes in states other than California.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in California municipal securities which are exempt from federal regular income tax and personal income taxes imposed by the state of California and California municipalities. Unless indicated otherwise, investment policies of the Fund may be changed by the Trustees without approval of shareholders. Shareholders will be notified before any material changes in these policies become effective.

ACCEPTABLE INVESTMENTS
The securities in which the Fund invests include:

N obligations issued by or on behalf of the state of California, its political subdivisions, or agencies;

N debt obligations of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and

N participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of California and California municipalities ("California municipal securities"). At least 65% of the value of the Fund's total assets will be invested in obligations issued by or on behalf of the state of California, its political subdivisions, or agencies.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

CHARACTERISTICS
The California municipal securities which the Fund buys are investment grade bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A, or BBB by Standard & Poor's Ratings Service ("S&P") or Fitch Investors Service, L.P. ("Fitch"). In certain cases the Fund's adviser may choose bonds which are unrated if it determines such bonds are of comparable quality or have similar characteristics to the investment grade bonds described above. If a bond is rated below investment grade according to the characteristics set forth here after the Fund has pur-


chased it, the Fund is not required to drop the bond from the portfolio, but will consider appropriate action. Bonds rated "BBB" by S&P or Fitch or "Baa" by Moody's have speculative characteristics. Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

PARTICIPATION INTERESTS
The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in California municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Trustees of the Trust will determine that participation interests meet the prescribed quality standards for the Fund.

VARIABLE-RATE MUNICIPAL SECURITIES
Some of the California municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily based on a published interest rate, interest rate index, or a similar standard, such as the 91-day U.S. Treasury bill rate. Many variable-rate municipal securities are subject to payment of principal on demand by the Fund in not more than seven days. All variable-rate municipal securities will meet the quality standards for the Fund. The Fund's investment adviser has been instructed by the Trustees to monitor the pricing, quality, and liquidity of the variable-rate municipal securities, including participation interests held by the Fund on the basis of published financial information and reports of the rating agencies and other analytical services.

MUNICIPAL LEASES
Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate on any of the above. Lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. In the event of failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.


RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 10% of its total assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction upon resale under federal securities laws. To the extent these securities are deemed to be illiquid, the Fund will limit its purchases, together with other securities considered to be illiquid, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVERSE FLOATERS

The Fund may invest in securities known as "inverse floaters" which represent interests in municipal securities. The Fund intends to purchase inverse floaters to assist in duration management and to seek current income. These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term municipal securities or an index of short-term municipal securities. The interest rates on inverse floaters will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Inverse floaters will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floaters will generally be more volatile than the market values of fixed-rate municipal securities. Typically, the portion of the portfolio invested in inverse floaters will be subject to additional volatility.


FINANCIAL FUTURES
The Fund may purchase and sell interest rate and index financial futures contracts. These financial futures contracts may be used to hedge all or a portion of its portfolio against changes in the market value of portfolio securities and interest rates, provide additional liquidity, and accomplish its current strategies in a more expeditious fashion. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.


As a matter of investment policy, which may be changed without shareholder approval, the Fund may not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of municipal securities, cash, or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position.

   RISKS
   When the Fund uses financial futures, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract. It is not certain that a secondary market for positions in futures contracts will exist at all times. Although the investment adviser will consider liquidity before entering into futures transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract at any particular time. The Fund's ability to establish and close out futures positions depends on this secondary market.

TEMPORARY INVESTMENTS
The Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities. However, from time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term non-California municipal tax-exempt obligations or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements (arrangements in which the organization selling the Fund, a bond or temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those rated within the investment grade categories described under "Acceptable Investments-- Characteristics" (if rated) or (if unrated) those which the investment adviser judges to have the same characteristics as such investment grade securities.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax or personal income taxes imposed by the state of California or California municipalities.

CALIFORNIA MUNICIPAL SECURITIES

California municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

California municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. However, interest on and principal of revenue bonds are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on California municipal securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of California municipal securities and demand features, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. Investing in California municipal securities which meet the Fund's quality standards may not be possible if the state of California or its municipalities do not maintain their current credit ratings. In addition, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting California municipal securities. Further, any adverse economic conditions or developments affecting the state of California or its municipalities could have an impact on the Fund's portfolio.

A further discussion of the risks of a portfolio which invests largely in California municipal securities is contained in the Statement of Additional Information.

NON-DIVERSIFICATION

The Fund is a non-diversified investment portfolio. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of the taxable year: (a) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer and (b) no more than 25% of its total assets are invested in the securities of a single issuer.

INVESTMENT LIMITATIONS

The Fund will not borrow money directly through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

The above investment limitation cannot be changed without shareholder approval.

             ------------------------------------------------------
                              EXPENSES OF THE FUND

Holders of Shares pay their allocable portion of Trust and portfolio expenses.

The Trust expenses for which holders of Shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The portfolio expenses for which holders of Shares pay their allocable portion include, but are not limited to: registering the portfolio and Shares of the portfolio; investment advi-


sory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Class A Shares as a class are expenses under the Trust's Shareholder Services Plan, and the only expenses which are allocated specifically to Class B Shares as a class are expenses under the Trust's Shareholder Services Plan and Distribution Plan. However, the Trustees reserve the right to allocate certain other expenses to holders of Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of Shares; fees under the Trust's Shareholder Services Plan; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Shares; legal fees relating solely to Shares; and Trustees' fees incurred as a result of issues relating solely to Shares.

             ------------------------------------------------------
                                NET ASSET VALUE

The Fund's net asset value ("NAV") per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

All purchases, redemptions and exchanges are processed at the NAV next determined after the request in proper form is received by the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open.

             ------------------------------------------------------
                             INVESTING IN THE FUND

This prospectus offers two classes of Shares each with the characteristics described below.


                               CLASS A      CLASS B
                              ---------    ----------
Minimum and Subsequent        $500/$100    $1500/$100
Investment Amounts
Minimum and Subsequent              $50           $50
Investment Amount for
  Retirement Plans
Maximum Sales Charge             4.50%*          None
Maximum Contingent Deferred        None         5.5%+
Sales Charge**
Conversion Feature.........          No         Yes++


* Class A Shares are sold at NAV, plus a sales charge as follows:

                                                  DEALER
                         SALES CHARGE AS A      CONCESSION
                           PERCENTAGE OF           AS A
                        --------------------    PERCENTAGE
                         PUBLIC       NET       OF PUBLIC
                        OFFERING     AMOUNT      OFFERING
AMOUNT OF TRANSACTION    PRICE      INVESTED      PRICE
---------------------   --------    --------    ----------
Less than $100,000...     4.50%       4.71%        4.00%
$100,000 but less
  than $250,000......     3.75%       3.90%        3.25%
$250,000 but less
  than $500,000......     2.50%       2.56%        2.25%
$500,000 but less
  than $1 million....     2.00%       2.04%        1.80%
$1 million or
  greater............     0.00%       0.00%        0.25%

** Computed on the lesser of the NAV of the redeemed Shares at the time of purchase or the NAV of the redeemed Shares at the time of redemption.

 + The following contingent deferred sales charge schedule applies to Class B
   Shares:


       YEAR OF REDEMPTION        CONTINGENT DEFERRED
         AFTER PURCHASE             SALES CHARGE
-----------------------------------------------------
First...........................         5.50%
Second..........................         4.75%
Third...........................         4.00%
Fourth..........................         3.00%
Fifth...........................         2.00%
Sixth...........................         1.00%
Seventh and thereafter..........         0.00%


++ Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase. See "Conversion of Class B Shares."



             ------------------------------------------------------
                               PURCHASING SHARES

Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer) or by sending a wire or check directly to the Fund. Financial intermediaries may impose different minimum investment requirements on their customers. An account must be established with a financial intermediary or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased. Shareholders in certain other funds advised and distributed by affiliates of Federated Investors ("Federated Funds") may exchange their shares for Shares of the corresponding class of the Fund. The Fund reserves the right to reject any purchase or exchange request.

In connection with any sale, Federated Securities Corp. may, from time to time, offer certain items of nominal value to any shareholder or investor.

PURCHASING SHARES THROUGH A FINANCIAL INTERMEDIARY

Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial intermediary's responsibility to transmit orders promptly. Financial intermediaries may charge fees for their services.

The financial intermediary which maintains investor accounts in Class B Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

PURCHASING SHARES BY WIRE

Shares may be purchased by Federal Reserve wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA 02266-8600; Attention; EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number--this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

PURCHASING SHARES BY CHECK

Shares may be purchased by mailing a check made payable to the name of the Fund (designate class of Shares and account number) to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

SYSTEMATIC INVESTMENT PROGRAM

Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund. Shareholders should contact their financial intermediary or the Fund to participate in this program.

CLASS A SHARES

Class A Shares are sold at NAV, plus a sales charge. However:

NO SALES CHARGE IS IMPOSED FOR CLASS A SHARES PURCHASED:

N through financial intermediaries that do not receive sales charge dealer concessions;

N by Federated Life Members who maintain a $500 minimum balance in at least one of the Federated Funds; or


N through "wrap accounts" or similar programs under which clients pay a fee for services.

IN ADDITION, THE SALES CHARGE CAN BE REDUCED OR ELIMINATED BY:

N purchasing in quantity and accumulating purchases at the levels in the table under "Investing in the Fund";

N combining concurrent purchases of two or more funds;

N signing a letter of intent to purchase a specific quantity of shares within 13 months; or

N using the reinvestment privilege.

Consult a financial intermediary or Federated Securities Corp. for details on these programs. In order to eliminate the sales charge or receive sales charge reductions, Federated Securities Corp. must be notified by the shareholder in writing or by a financial intermediary at the time of purchase.

DEALER CONCESSION
For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Class A Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Class A Shares outstanding at each month-end. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp.

Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the establishment of customer accounts and purchases of Class A Shares.

CLASS B SHARES

Class B Shares are sold at NAV. Under certain circumstances, a contingent deferred sales charge will be assessed at the time of a redemption. Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.

CONVERSION OF CLASS B SHARES
Class B Shares will automatically convert into Class A Shares after eight full years from the purchase date. Such conversion will be on the basis of the relative NAVs per Share, without the imposition of any charges. Class B Shares acquired by exchange from Class B Shares of another Federated Fund will convert into Class A Shares based on the time of the initial purchase.

             ------------------------------------------------------
                        REDEEMING AND EXCHANGING SHARES

Shares of the Fund may be redeemed for cash or exchanged for Shares of the same class of other Federated Funds on days on which the Fund computes its NAV. Shares are redeemed at NAV less any applicable contingent deferred sales charge. Exchanges are made at NAV. Shareholders who desire to automatically exchange Shares, of a like class, in a pre-determined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Information on this privilege is available from the Fund or your financial intermediary. Depending upon the circumstances, a capital gain or loss may be realized when Shares are redeemed or exchanged.

REDEEMING OR EXCHANGING SHARES THROUGH A FINANCIAL INTERMEDIARY

Shares of the Fund may be redeemed or exchanged by contacting your financial intermediary before 4:00 p.m. (Eastern time). In order for these transactions to be processed at that day's NAV, financial intermediaries (other than broker/dealers) must transmit the request to the Fund before 4:00 p.m. (Eastern time), while broker/dealers must transmit the request to the Fund before 5:00 p.m. (Eastern time). The financial intermediary is responsible for promptly submitting transaction requests and providing proper written instructions. Customary fees and commissions may be charged by the financial intermediary for this service. Appropriate authorization forms for these transactions must be on file with the Fund.


REDEEMING OR EXCHANGING SHARES
BY TELEPHONE

Shares acquired directly from the Fund may be redeemed in any amount, or exchanged, by calling 1-800-341-7400. Appropriate authorization forms for these transactions must be on file with the Fund. Shares held in certificate form must first be returned to the Fund as described in the instructions under "Redeeming or Exchanging Shares by Mail." Redemption proceeds will either be mailed in the form of a check to the shareholder's address of record or wire-transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming or Exchanging Shares By Mail" should be considered. The telephone transaction privilege may be modified or terminated at any time. Shareholders would be promptly notified.

REDEEMING OR EXCHANGING SHARES BY MAIL

Shares may be redeemed in any amount, or exchanged, by mailing a written request to: Federated Shareholder Services Company, Fund Name, Share Class, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they must accompany the written request. It is recommended that certificates be sent unendorsed by registered or certified mail.

All written requests should state: Fund Name and the Share Class name; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount of the transaction. An exchange request should also state the name of the Fund into which the exchange is to be made. All owners of the account must sign the request exactly as the Shares are registered. A check for redemption proceeds is normally mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption or exchange request is processed.

REQUIREMENTS FOR REDEMPTION

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

REQUIREMENTS FOR EXCHANGE

Shareholders must exchange Shares having an NAV equal to the minimum investment requirements of the fund into which the exchange is being made. Contact your financial intermediary directly or the Fund for free information on, and prospectuses for, the Federated Funds into which your Shares may be exchanged. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other fund. Signature guarantees will be required to exchange between fund accounts not having identical shareholder registrations. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through his financial intermediary or by calling the Fund.

Because participation in this program may reduce, and eventually deplete the shareholder's investment in the Fund,


payments under this program should not be considered as yield or income. It is not advisable for shareholders to continue to purchase Class A Shares subject to a sales charge while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares.

CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. The contingent deferred sales charge will not be imposed with respect to Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Shares received through an exchange will include the period for which your original Shares were held.

ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE
Upon written notification to Federated Securities Corp. or the transfer agent, no contingent deferred sales charge will be imposed on redemptions:

N following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

N representing minimum required distributions from an Individual Retirement
  Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

N which are involuntary redemptions of shareholder accounts that do not comply with the minimum balance requirements;

N which are qualifying redemptions of Class B Shares under a Systematic
  Withdrawal Program;

N which are reinvested in the Fund under the reinvestment privilege;

N of Shares held by Trustees, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, employees of any financial intermediary that sells Shares of the Fund pursuant to a sales agreement with the distributor, and their immediate family members to the extent that no payments were advanced for purchases made by these persons; and

N of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities.

For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, or any of the above provisions, contact your financial intermediary or the Fund. The Fund reserves the right to discontinue or modify these provisions. Shareholders will be notified of such action.

             ------------------------------------------------------
                         ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions). In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may close an account by redeeming all Shares and paying the proceeds to the shareholder if the account balance falls below the applicable minimum investment amount. Retirement plan accounts and accounts where the balance falls below the minimum due to NAV changes will not be closed in this manner. Before an account is closed, the shareholder will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

             ------------------------------------------------------
                               TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES
The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the business affairs of the Trust and for exercising all of the powers of the Trust except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Trustees' responsibilities between meetings of the Board.

INVESTMENT ADVISER
Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES
   The Adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver or reimbursement of expenses at any time in its sole discretion.

ADVISER'S BACKGROUND
   Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

   Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

   J. Scott Albrecht has been the Fund's portfolio manager since March 1995. Mr. Albrecht joined Federated Investors in 1989 and has been a Vice President of the Fund's investment adviser since 1994. From 1992 to 1994, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

   Mary Jo Ochson has been the Fund's portfolio manager since April 1997. Ms. Ochson joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice President of the Fund's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violation of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of 0.25% of the average daily NAV of Class A Shares and 0.75% of the average daily net asset value of Class B Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan for Class A Shares is presently not paying or accruing 12b-1 fees.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily NAV of both Class A Shares and Class B Shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
Federated Securities Corp. may pay financial institutions, at the time of purchase of Class A Shares, an amount equal to 0.50% of the net asset value of Class A Shares purchased by their clients or customers under certain qualified retirement plans as approved by Federated Securities Corp. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase.)

Furthermore, with respect to both Class A Shares and Class B Shares, in addition to payments made pursuant to the Distribution and Shareholder Services Plans, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

MAXIMUM                AVERAGE AGGREGATE
  FEE                   DAILY NET ASSETS
--------      ------------------------------------
 0.150%            on the first $250 million
 0.125%             on the next $250 million
 0.100%             on the next $250 million
 0.075%       on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

             ------------------------------------------------------
                            SHAREHOLDER INFORMATION

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only Shares of that portfolio or class are entitled to vote.

Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding Shares of all series entitled to vote.


As of November 19, 1997, the following shareholder of record owned 25% or more of the outstanding Class F Shares of the Fund: Merrill Lynch Pierce Fenner & Smith (as record owner holding Class F Shares for its clients), Jacksonville, Florida, owned approximately 1,018,898 Shares (46.92%) and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


             ------------------------------------------------------
                                TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds, although tax-exempt interest will increase the taxable income of certain recipients of social security benefits. However, under the Tax Reform Act of 1986, dividends representing net interest income earned on some municipal bonds may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private activity" bonds issued after August 7, 1986, as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds will become subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional Shares. Information on the tax status of dividends and distributions is provided annually.

CALIFORNIA INCOME TAXES

Under existing California laws, distributions made by the Fund will not be subject to California individual income taxes provided that such distributions qualify as "exempt-interest dividends" under the California Revenue and Taxation Code, and provided further that at the close of each quarter, at least 50 percent of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California taxation under either the Constitution or laws of California or the Constitution or laws of the United States. The Fund will furnish its shareholders with a written note designating exempt-interest dividends within 60 days after the close of its taxable year. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to California individual income taxes.

Dividends of the Fund are not exempt from the California taxes payable by corporations.

STATE AND LOCAL TAXES

Income from the Fund is not necessarily free from taxes in states other than California. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

             ------------------------------------------------------
                            PERFORMANCE INFORMATION

From time to time, the Fund advertises the total return, yield, and tax-equivalent yield for each class of shares.

Total return represents the change, over a specific period of time, in the value of an investment in Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The yield of Shares is calculated by dividing the net investment income per share (as defined by the SEC) earned by each class of shares over a thirty-day period by the maximum offering price per share of each class of shares on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of each class of shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that each class of shares would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by each class of shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return, yield, and tax-equivalent yield.

Total return and yield will be calculated separately for Class A Shares and Class B Shares.

From time to time, advertisements for Class A Shares and Class B Shares of the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the performance of Class A Shares and Class B Shares to certain indices.


FEDERATED CALIFORNIA
MUNICIPAL INCOME FUND
(A Portfolio of Municipal Securities Income Trust)

Class A Shares (Formerly, Class F Shares)

Class B Shares

Prospectus
December  1, 1997

A Non-Diversified Portfolio of Municipal Securities Income Trust,
An Open-End, Management Investment Company

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND
CLASS A SHARES (FORMERLY, CLASS F SHARES)

CLASS B SHARE
Federated Investors Tower
Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Advisers
Federated Investors Tower
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Deloitte & Touche LLP
2500 One PPG Place
Pittsburgh, PA 15222-5401

Cusip 625922109
2092918A (12/97)







                   FEDERATED CALIFORNIA MUNICIPAL INCOME FUND
                    CLASS A SHARES (FORMERLY, CLASS F SHARES)
                                 CLASS B SHARES
               (A PORTFOLIO OF MUNICIPAL SECURITIES INCOME TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION













This Statement of Additional Information should be read with the prospectus of Federated California Municipal Income Fund (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust") dated December 1, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement Dated December 1, 1997


Cusip 625922109
2092918B (12/97)

TABLE OF CONTENTS


GENERAL INFORMATION ABOUT THE FUND     1

INVESTMENT OBJECTIVE AND POLICIES      1
  Acceptable Investments               1
  When-Issued and Delayed
     Delivery Transactions             2
  Futures Transactions                 2
  Temporary Investments                3
  Portfolio Turnover                   3

INVESTMENT LIMITATIONS                 3
  California Investment Risks          5

MUNICIPAL SECURITIES INCOME
     TRUST MANAGEMENT                  7
  Fund Ownership                      10
  Trustees' Compensation              11
  Trustee Liability                   11

INVESTMENT ADVISORY SERVICES          11
  Adviser to the Fund                 11
  Advisory Fees                       12

OTHER SERVICES                        12
  Fund Administration                 12
  Custodian and Portfolio Accountant  12
  Transfer Agent                      12
  Independent Auditors                12

BROKERAGE TRANSACTIONS                13

PURCHASING SHARES                     13
  Quantity Discounta and
     Accumulated Purchases            13
  Concurrent Purchases                13
  Letter of Intent                    14
  Reinvestment Privilege              14
  Conversion of Class B Shares        14
  Distribution and Shareholder
     Services Plans                   14
  Conversion to Federal Funds         15
  Purchases by Sales
     Representatives, Fund
          Trustees, and Employees     15



DETERMINING NET ASSET VALUE           15
  Valuing Municipal Bonds             15
  Use of Amortized Cost               15

REDEEMING SHARES                      16
  Redemption in Kind                  16
  Contingent Deferred Sales
     Charge- Class B Shares           16
  Massachusetts Partnership Law       16

TAX STATUS                            17
  The Fund's Tax Status               17
  Shareholders' Tax Status            17

TOTAL RETURN                          17

YIELD                                 18

TAX-EQUIVALENT YIELD                  18
  Tax-Equivalency Table               19

PERFORMANCE COMPARISONS               20
  Economic and Market Information     20

ABOUT FEDERATED INVESTORS             20
  Mutual Fund Market                  21
  Institutional Clients               21
  Bank Marketing                      21
  Broker/Dealers and Bank Broker/Dealer
    Subsidiaries                      21

FINANCIAL STATEMENTS                  21

APPENDIX                              22

GENERAL INFORMATION ABOUT THE FUND


The Fund is a portfolio of Municipal Securities Income Trust. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 6, 1990. On March 31, 1996, the Trustees approved changing the name of the Fund from California Municipal Income Fund to Federated California Municipal Income Fund and also approved changed the name of the Fund's shares from Fortress Shares to Class F Shares. On November 18, 1997, the Trustees approved the name change of Class F Shares to Class A Shares and added an additional class of shares called Class B Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both classes of shares.



INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities. The investment objective cannot be changed without approval of shareholders.

ACCEPTABLE INVESTMENTS

The Fund invests primarily in California municipal securities.

   CHARACTERISTICS

      The California municipal securities in which the Fund invests have the characteristics set forth in the prospectus. If ratings made by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service L.P. ("Fitch") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

   TYPES OF ACCEPTABLE INVESTMENTS

      Examples of California municipal securities include: governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality;

o    municipal notes and tax-exempt commercial paper;

o    serial bonds;

o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes;

o bond anticipation notes sold in anticipation of the issuance of long-term bonds;

o pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and

o    general obligation bonds.

   PARTICIPATION INTERESTS

      The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

   VARIABLE-RATE MUNICIPAL SECURITIES

      Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

   MUNICIPAL LEASES

      The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors:

      o whether the lease can be terminated by the lessee;

      o the potential recovery, if any, from a sale of the leased property upon termination of the lease;

      o the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects);

      o the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and

      o any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

FUTURES TRANSACTIONS

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

   "MARGIN" IN FUTURES TRANSACTIONS

      Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in municipal securities, cash or cash equivalents with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value ("NAV"), the Fund will mark-to-market its open futures positions.

TEMPORARY INVESTMENTS

The Fund may also invest in temporary investments during times of unusual market conditions for defensive purposes.

   REPURCHASE AGREEMENTS

      Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

From time to time, such as when suitable California municipal bonds are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in California municipal bonds and thereby reduce the Fund's yield.

   REVERSE REPURCHASE AGREEMENTS

      The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

      When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER



The Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. For the fiscal years ended August 31, 1997 and 1996, the Fund's portfolio turnover rates were 29% and 21%, respectively.



INVESTMENT LIMITATIONS

   SELLING SHORT AND BUYING ON MARGIN

      The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

   ISSUING SENIOR SECURITIES AND BORROWING MONEY

      The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed.

      The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

   PLEDGING ASSETS

      The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge.

   UNDERWRITING

      The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

   INVESTING IN REAL ESTATE

      The Fund will not purchase or sell real estate although it may invest in municipal bonds secured by real estate, including limited partnership interests, or interests in real estate.

   INVESTING IN COMMODITIES

      The Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.

   LENDING CASH OR SECURITIES

      The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.

   DEALING IN PUTS AND CALLS

      The Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

   CONCENTRATION OF INVESTMENTS

      The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

   INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

      The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.

   INVESTING IN RESTRICTED SECURITIES

      The Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.

   INVESTING IN ILLIQUID SECURITIES

      The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 ("bank cash items") at the time of investment to be included in "cash items." However, the Fund does not intend to exceed its concentration limitation with respect to bank cash items.

CALIFORNIA INVESTMENT RISKS

   LIMITS ON TAXING AND SPENDING AUTHORITY

      Developments in California which constrain the taxing and spending authority of California governmental entities could adversely affect the ability of such entities to meet their interest and/or principal payment obligations on securities they have issued or will issue. The following information constitutes only a brief summary and is not intended as a complete description.

      In 1978, a statewide referendum approved Proposition 13, an amendment to the California Constitution limiting both the valuation of real property for property tax purposes and the power of local taxing authorities to increase real property tax revenues. To provide revenue to local governments, legislation was enacted shortly thereafter providing for the redistribution to local governments of the state's then existing surplus in its General Fund, reallocation of revenues to local governments, and assumption by the state of certain local government obligations. More recent California legislation has, however, reduced state assistance payments to local governments and reallocated a portion of such payments to the state's General Fund.

      There can be no assurance that any particular level of state aid to local governments will be maintained in future years. The U.S. Supreme Court has accepted for review a case challenging the constitutionality of certain provisions of Proposition 13. The outcome of such litigation could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

      In 1979, California voters again amended the California Constitution, this time imposing an appropriations limit on the spending authority of certain state and local government entities. The state's appropriations limit is based on its 1978-1979 fiscal year authorizations to expend proceeds of taxes and is adjusted annually to reflect changes in cost of living and population and transfer of financial responsibility from one governmental unit to another. If a California governmental entity raises revenues beyond its appropriations limit, the excess must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules.

      These spending limitations do not, however, apply to the debt service on obligations existing or legally authorized as of January 1, 1979, or on bonded indebtedness thereafter approved by the voters. In 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two- thirds vote of the voters within that jurisdiction,
      (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by the Proposition 13 amendment, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985, be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the state of California.

      In September 1988, the California Court of Appeals in City of Westminster
      v. County of Orange held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985, and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

      In November 1988, California voters approved Proposition 98. This initiative requires that (i) revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits to be annually increased for any such allocation made in the prior year.

      Proposition 98 also requires the state of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year. On September 28, 1995, the California Supreme Court upheld the constitutionality of Proposition 62. This referendum was approved by the State's voters in 1986, but not enforced due to previous judicial decisions. Proposition 62 requires two-thirds voter approval for special taxes and a new simple majority approval for general taxes. Prior to the State Supreme Court's decision upholding Proposition 62 (the Santa Clara decision) various court cases interpreting Proposition 13 reaffirmed the power of cities to impose taxes, other than property taxes, as long as those taxes were used for general municipal purposes. The future effect of Proposition 62 on the financial performance of California local governments and on note and debt security is unclear. It is possible that court challenges, based on Proposition 62, to taxes raised or imposed after 1986 may reduce general municipal revenues available for financing municipal operations and services, including the repayment of debt. The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

   RECENT ECONOMIC DEVELOPMENTS



      The California economy is in recovery. Statewide unemployment in August, 1997 was 6.1%, compared to 7.1% in August, 1996. Major sectors of employment growth have been high tech industries and motion picture production. Gains in these and other sectors have more than offset continued job losses in the aerospace and financial services industries. Other positive economic developments include greatly increased exports, new home construction and retail sales.



      As a result of the improvement in the economy, tax revenues have been higher than budgeted. In the first quarter of fiscal year 1997, the State's general (operating) fund revenues were $91 million (1.5%) above the budget forecast and disbursements were $385 million (5.5%) less than the budget forecast. In view of the improved economic climate and resulting stronger financial results, Fitch Investors Service, Inc. raised their rating of the State's general obligation bonds to A+ from A in July, 1996.

MUNICIPAL SECURITIES INCOME TRUST MANAGEMENT
Officers and Trustees are listed with their addresses, birthdates, present positions with Municipal Securities Income Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Trustee of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

     President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President and Trustee

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

     Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

     Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.


As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; and World Investment Series, Inc.

FUND OWNERSHIP

Officers and Trustees own less than 1% of the outstanding Shares.



     As of November 19, 1997, the following shareholder of record owned 5% or more of the outstanding Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, owned approximately 1,018,898 Shares (46.92%).

TRUSTEES COMPENSATION



                            AGGREGATE
NAME,                     COMPENSATION
POSITION WITH                 FROM                TOTAL COMPENSATION PAID
TRUST                        TRUST*#                FROM FUND COMPLEX+

John F. Donahue           $ -0-         $ -0- for the Trust and
Trustee and Chairman                    56 other investment companies in the Fund Complex

Thomas G. Bigley        $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

John T. Conroy          $1,341          $119,615 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

William J. Copeland     $1,341          $119,615 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

J. Christopher Donahue    $ -0-         $ -0- for the Trust and
Trustee and Exec. Vice Pres.            18 other investment companies in the Fund Complex

James E. Dowd           $1,341          $119,615 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D. $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr. $1,341          $119,615 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

Peter E. Madden         $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex



John E. Murray, Jr.     $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex



Wesley W. Posvar        $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex

Marjorie P. Smuts       $1,217          $108,725 for the Trust and
Trustee                                 56 other investment companies in the Fund Complex



*  Information is furnished for the fiscal year ended August 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of five portfolios.

   The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES
ADVISER TO THE FUND

     The Fund's investment adviser is Federated Advisers (the "Adviser"). It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

The Adviser shall not be liable to the Trust, the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES



For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus. For the fiscal years ended August 31, 1997, 1996 and 1995, the Adviser earned advisory fees of $76,824, $62,691, and $56,899 respectively, all of which were voluntarily waived.



OTHER SERVICES
FUND ADMINISTRATION



Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Fund's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services, may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended August 31, 1997, 1996, and 1995, the Administrators collectively earned $125,002, $125,000, and $125,000 respectively.



CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company ("State Street Bank"), Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees. The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or by its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. The y determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended August 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

PURCHASING SHARES
Except under certain circumstances described in the prospectus, Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the prospectus under "Investing in the Fund" and "Purchasing Shares."

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES

As described in the prospectus, larger purchases reduce or eliminate the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

CONCURRENT PURCHASES

For purposes of qualifying for a sales charge reduction or elimination, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more funds for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds"), the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $80,000 in the Class A Shares of one of the other Federated Funds with a sales charge, and $20,000 in this Fund, the sales charge would be reduced.

To receive this sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after it confirms the purchases.

LETTER OF INTENT

If a shareholder intends to purchase a specific dollar amount of Class A Shares over the next 13 months, the sales charge may be reduced if the shareholder signs a letter of intent to that effect. For example, if a shareholder intends to purchase at least $100,000 of Class A Shares of Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in Class A Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the sales charge.

While this letter of intent will not obligate the shareholder to purchase Class A Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

If Class A Shares in the Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Similarly, shareholders who redeem Class B Shares may be reinvested in the same Share class within 120 days but would not be entitled to a reimbursement of the contingent deferred sales charge if paid at the time of redemption. However, such reinvested shares would not be subject to a contingent deferred sales charge upon later redemption. In addition, if the Class B Shares were reinvested through a financial intermediary, the financial intermediary would not be entitled to an advanced payment from Federated Securities Corp. on the reinvested Shares. Federated Securities Corp. must be notified by the shareholder in writing or by his financial intermediary of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If the shareholder redeems Shares in the Fund, there may be tax consequences.

CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or around the 15th of the month eight full years from the purchase date and will no longer be subject to a fee under the distribution plan. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such a ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Distribution Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.



For the fiscal years ended August 31, 1997, 1996, and 1995, payments in the amount of $96,030, $78,364, and $71,122, respectively, were made by Class A Shares pursuant to the Distribution Plan, of which $92,188, $75,229, and $68,277, respectively, were waived. In addition, for the fiscal year ended August 31, 1997, the Fund's Class A Shares paid shareholder service fees in the amount of $48,015, of which $3,841 were waived.



CONVERSION TO FEDERAL FUNDS

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

PURCHASES BY SALES REPRESENTATIVES, FUND TRUSTEES, AND EMPLOYEES

The following individuals and their immediate family members may buy Class A Shares at net asset value without a sales charge:

o Trustees, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. and its affiliates;

o    Federated Life Members; and

o any associated person of an investment dealer who has a sales agreement with Federated Securities Corp. Shares may also be sold without a sales charge to trusts, pensions, or profit-sharing plans for these individuals.

These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

DETERMINING NET ASSET VALUE
The Fund's net asset value per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class.

Net asset value is not determined on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

VALUING MUNICIPAL BONDS

The Trustees use an independent pricing service to determine the market value of municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

USE OF AMORTIZED COST

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Fund with remaining maturities of 60 days or less at the time of purchase, shall be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Executive Committee continually assesses this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

REDEEMING SHARES
The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "Redeeming and Exchanging Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Trust is obligated to redeem Shares solely in cash up to $250,000 or 1% of the respective class's net asset value, whichever is less, for any one shareholder within a 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that NAV is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transactions costs.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

In computing the amount of the applicable Contingent Deferred Sales Charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase; (3) Shares held for fewer than six years on a first-in, first-out basis.

   ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

      To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has an account value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the annual valuation date. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12-month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share accounts will be not be aggregated. Any Shares purchased prior to the termination of this program would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

TAX STATUS
THE FUND'S TAX STATUS

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

o    invest in securities within certain statutory limits; and

o distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

   CAPITAL GAINS

      Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

      o the availability of higher relative yields;

      o differentials in market values;

      o new investment opportunities;

      o changes in creditworthiness of an issuer; or

      o an attempt to preserve gains or limit losses.

Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned Shares. Any loss by a shareholder on Shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.

TOTAL RETURN


The Fund's average annual total return for Class A Shares for the fiscal year ended August 31, 1997, and for the period from December 2, 1992 (date of initial public investment) to August 31, 1997, were 8.03% and 7.13%, respectively.



The Fund's Class B Shares was not effective until December 1997.

The average annual total return for each class of shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional Shares, assuming the monthly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price per Share or the offering price per Share of Shares redeemed.

YIELD


The Fund's yield for Class A Shares for the thirty-day period ended August 31, 1997 was 4.62%.



The Fund's Class B Shares was not effective until December 1997.

The yield for each class of shares of the Fund is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by any class of shares over a thirty-day period by the maximum offering price per Share of the respective class on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any class of shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of shares of the Fund, performance will be reduced for those shareholders paying those fees.

TAX-EQUIVALENT YIELD


The Fund's tax-equivalent yield for Class A Shares for the thirty-day period ended August 31, 1997 was 9.04%.



The Fund's Class B Shares was not effective until December 1997.



The tax-equivalent yield for each class of shares of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that any class would have had to earn to equal its actual yield, assuming a combined federal and state tax rate of 48.9%.



TAX-EQUIVALENCY TABLE

The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal obligations in the Fund's portfolio generally remains free from federal regular income tax*, and the income taxes imposed by the state of California. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.





                               TAXABLE YIELD EQUIVALENT FOR 1997
                                       STATE OF CALIFORNIA
                     COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
                  23.00%    37.30%      40.30%        45.30%        48.90%

SINGLE             $1 -    $24,651 -    $59,751 -    $124,651 -       OVER
RETURN            24,650    59,750       124,650       271,050      $271,050

TAX-EXEMPT
YIELD                                  TAXABLE YIELD EQUIVALENT

        1.50%      1.95%     2.39%       2.51%         2.74%         2.94%
        2.00%      2.60%     3.19%       3.35%         3.66%         3.91%
        2.50%      3.25%     3.99%       4.19%         4.57%         4.89%
        3.00%      3.90%     4.78%       5.03%         5.48%         5.87%
        3.50%      4.55%     5.58%       5.86%         6.40%         6.85%
        4.00%      5.19%     6.38%       6.70%         7.31%         7.83%
        4.50%      5.84%     7.18%       7.54%         8.23%         8.81%
        5.00%      6.49%     7.97%       8.38%         9.14%         9.78%
        5.50%      7.14%     8.77%       9.21%        10.05%        10.76%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.


                            TAXABLE YIELD EQUIVALENT FOR 1997
                                       STATE OF CALIFORNIA
                      COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
                21.00%     37.30%       40.30%      45.30%      48.90%       48.90%

JOINT            $1 -     $41,201 -   $99,601 -   $151,751 -   $271,051       OVER
RETURN          41,200     99,600      151,750      271,050     439,744     $439,744

TAX-EXEMPT
YIELD                                  TAXABLE YIELD EQUIVALENT

        1.50%    1.90%      2.39%        2.51%       2.74%       2.94%        2.94%
        2.00%    2.53%      3.19%        3.35%       3.66%       3.91%        3.91%
        2.50%    3.16%      3.99%        4.19%       4.57%       4.89%        4.89%
        3.00%    3.80%      4.78%        5.03%       5.48%       5.87%        5.87%
        3.50%    4.43%      5.58%        5.86%       6.40%       6.85%        6.85%
        4.00%    5.06%      6.38%        6.70%       7.31%       7.83%        7.83%
        4.50%    5.70%      7.18%        7.54%       8.23%       8.81%        8.81%
        5.00%    6.33%      7.97%        8.38%       9.14%       9.78%        9.78%
        5.50%    6.96%      8.77%        9.21%      10.05%      10.76%       10.76%



Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Shares.

*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes. PERFORMANCE COMPARISONS The performance of each class of shares depends upon such variables as:

  o portfolio quality;

  o average portfolio maturity;

  o type of instruments in which the portfolio is invested;

  o changes in interest rates and market value of portfolio securities;

  o changes in the Fund's class expenses; and

  o various other factors.

Either class of Shares' performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

  o LEHMAN BROTHERS REVENUE BOND INDEX is a total return performance benchmark for the long-term, investment grade, revenue bond market. Returns and attributes for the index are calculated semi-monthly.

  o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "general municipal bond funds" category in advertising and sales literature.

  o MORNINGSTAR, INC,., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. the total returns represent the historic change in the value of an investment in either class of shares based on monthly reinvestment of dividends over a specified period of time. Advertisements for Class A Shares may quote performance information which does not reflect the effect of the sales charge.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS
Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the municipal sector, as of December 31, 1996, Federated Investors managed 12 bond funds with approximately $2.0 billion in assets and 21 money market funds with approximately $9.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR , Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F.
Getz, President, President, Federated Securities Corp.

* source: Investment Company Institute

FINANCIAL STATEMENTS
The financial statements for the fiscal year ended August 31, 1997, are incorporated herein by reference to the Fund's Annual Report dated August 31, 1997. The unaudited Semi-Annual Report of the Fund, dated February 28, 1997, is incorporated herein by reference. A copy of the Annual Report and/or Semi-Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the back cover of the Fund's Prospectus or by calling 1-800-341-7400.

APPENDIX
STANDARD & POOR'S SERVICES  GROUP ("S&P") MUNICIPAL BOND RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, L.P. ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. The y carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. The y are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its generic rating category; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH") LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and ""AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

STANDARD & POOR'S RATINGS SERVICES  MUNICIPAL NOTE RATINGS

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS

MIG1/VMIG1--This designation denotes best quality. The re is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH INVESTORS SERVICE, L.P. SHORT-TERM DEBT RATINGS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

STANDARD & POOR'S RATINGS SERVICES COMMERCIAL PAPER RATINGS DEFINITIONS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.